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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): August 13, 2002


                             ALLFIRST FINANCIAL INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
         (State or other jurisdiction of incorporation or organization)


         1-7273                                          52-0981378
(Commission File Number)                    (I.R.S. Employer Identification No.)


          25 S. Charles Street
          Baltimore, Maryland                                21201
(Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code:(410) 244-4000


                                 Not Applicable
          (Former name or former address, if changed since last report)
                         ______________________________


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Item 4. Changes in Registrant's Certifying Accountants

     On July 16, 2002, the Board of Directors of Allfirst Financial Inc. ("Allfirst") approved KPMG LLP ("KPMG"), the U.S. member firm of KPMG International, as Allfirst's independent auditor for 2002. Effective August 12, 2002, KPMG was engaged by Allfirst as its independent auditor for 2002. Prior to engaging KPMG, neither Allfirst nor anyone on Allfirst's behalf consulted with KPMG on any matter of accounting, auditing or financial reporting, or on any "reportable event" or "disagreement" (as such terms are defined in the Securities Act of 1933, as amended), during 2002 or during Allfirst's two most recent fiscal years.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         ALLFIRST FINANCIAL INC.


Date: August 13, 2002              By:  MAURICE J. CROWLEY
                                         -----------------------
                                         Maurice J. Crowley
                                         Executive Vice President and
                                         Chief Financial Officer